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                                                                 EXHIBIT 10.5.12

                                  850 E. TETON
                               INDUSTRIAL SUBLEASE






                      EFFECTIVE DATE:      January 1, 2000




               PARTIES AND ADDRESSES:


                         "AUTHORITY":      Tucson Airport Authority, Inc.,
                                               an Arizona nonprofit corporation
                                           7005 S. Plumer Avenue
                                           Tucson, Arizona 85706



                            "TENANT":      AAS-Complete Controls, Inc.
                                             an Arizona Corporation
                                           850 E. Teton Rd. Suite 8
                                           Tucson, Arizona 85706




                            EXHIBITS:      Exhibits  lettered A, B and C are
                                           annexed to this Sublease and
                                           incorporated herein by this
                                           reference.


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
                                TABLE OF CONTENTS

RECITALS              ...............................................................1
COVENANTS AND CONDITIONS.............................................................1
ARTICLE I             - PREMISES.....................................................1

         1.1      Premises...........................................................1
         1.2      Access.............................................................1
         1.3      Security...........................................................1
         1.4      Parking............................................................1
         1.5      Entry Upon Premises................................................2

ARTICLE II            - TERM.........................................................2

         2.1      Initial Term.......................................................2
         2.2      Extensions.........................................................2

ARTICLE III           - RENT AND DEPOSITS ...........................................2

         3.1      Base Rent..........................................................2
         3.2      Commencement of Rental Obligation..................................2
         3.3      Late Fees..........................................................3
         3.4      Security Deposit...................................................3

ARTICLE IV            - USE OF PREMISES..............................................3

         4.1      Purposes...........................................................3
         4.2      Indemnity..........................................................4
         4.3      Dangerous Conditions...............................................4
         4.4      Alterations........................................................4
         4.5      Utilities..........................................................4

                  A.       Tenant's Responsibilities.................................4
                  B.       Authority's Rights and Responsibilities...................4

         4.6      Maintenance and Repair.............................................5

                  A.       Tenant....................................................5
                  B.       Authority.................................................5

ARTICLE V             - INSURANCE AND CASUALTY.......................................5

         5.1      Insurance Required.................................................5
         5.2      Deductible.........................................................6
         5.3      Modification of Requirements.......................................6
         5.4      Certificates.......................................................6
         5.5      Additional Insurance...............................................7
         5.6      Additional Insureds................................................7
         5.7      Waiver of Subrogation..............................................7
         5.8      Insurance by Authority.............................................7
         5.9      Casualty to Premises...............................................7

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
ARTICLE VI            - TAXES........................................................7

         6.1      Tenant's Responsibility............................................7
         6.2      Protest............................................................8

ARTICLE VII           - RULES, REGULATIONS AND LAWS..................................8

         7.1      Compliance with all Applicable Laws................................8
         7.2      Non-Discrimination.................................................8

                  A.       Non-Discrimination Covenants..............................8
                  B.       Non-Compliance............................................9
                  C.       Subleases.................................................9

         7.3      Compliance with FAR Part 77........................................9
         7.4      FAR Part 107; Airport Access......................................10
         7.5      State and Federal Aviation Regulations............................10
         7.6      Exclusive Rights Prohibited.......................................10
         7.7      Environmental Laws................................................10

                  A.       Definitions..............................................10
                  B.       Superfund................................................11
                  C.       Compliance...............................................11

                           (i)      Compliance with Environmental Laws Generally....11
                           (ii)     Cleanup.........................................11
                           (iii)    Governmental Submittals.........................12
                           (iv)     Information Sharing.............................12
                           (v)      Change in Use of Premises.......................12

                  D.       Indemnity................................................12
                  E.       Subtenants...............................................13

ARTICLE VIII          - SUPERIOR RIGHTS.............................................13

         8.1      Agreements with United States.....................................13
         8.2      Rights of Government During War or National Emergency.............13
         8.3      Rights of Authority...............................................14
         8.4      Agreements with City of Tucson....................................14
         8.5      Superfund Consent Decree..........................................14
         8.6      Abatement of Obligation to Construct or Rebuild...................15

ARTICLE IX            - RESERVATION OF AVIGATION EASEMENT...........................15

         9.1      Easement..........................................................15
         9.2      Structures; Elevation Limit.......................................15
         9.3      Purposes..........................................................15

ARTICLE X             - ASSIGNMENT AND SUBLEASE.....................................16

         10.1     Consent of Authority..............................................16
         10.2     Continuing Responsibility of Tenant...............................16

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
         10.3     Subject to this Sublease..........................................16

ARTICLE XI            - DEFAULTS AND REMEDIES.......................................16

         11.1     Default by Tenant.................................................16
         11.2     Remedies of Authority.............................................17

                  A.       Termination..............................................17

                           (i)      Damages.........................................18
                           (ii)     Credit..........................................18

                  B.       Reentry Without Termination..............................18

                           (i)      Reentry.........................................18
                           (ii)     Reletting.......................................19
                           (iii)    Credit..........................................19

         11.3     Remedies Cumulative...............................................19
         11.4     No Waiver.........................................................19
         11.5     Notice............................................................20
         11.6     Interest..........................................................20

ARTICLE XII           - TERMINATION BY TENANT.......................................20

         12.1     Termination Events................................................20
         12.2     Cure..............................................................20
         12.3     No Waiver.........................................................21

ARTICLE XIII          - SURRENDER OF POSSESSION, CONDITION OF PREMISES..............21

         13.1     Surrender.........................................................21
         13.2     Good Condition....................................................21
         13.3     Removal of Property...............................................21

ARTICLE XIV           - MISCELLANEOUS...............................................21

         14.1     Notification Of Changes...........................................21
         14.2     Successors and Assigns Bound......................................21
         14.3     Article Headings..................................................21
         14.4     Severability......................................................22
         14.5     Applicable Law....................................................22
         14.6     Construction of Sublease..........................................22
         14.7     Costs and Attorneys' Fees.........................................22

                  A.       Authority's Review.......................................22
                  B.       Enforcement of Rights....................................22

         14.8     Notices...........................................................23

                  A.       To Authority.............................................23
                  B.       To Tenant................................................23
                  C.       Timing...................................................23
                  D.       Change in Address........................................23

         14.9     Authority to Execute..............................................23

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                                    RECITALS

A. Authority has leased from the City of Tucson, a municipal corporation, the airport known as Tucson International Airport located in Pima County, State of Arizona (the "Airport").

B. Tenant is the Tenant under that certain Industrial Sublease dated January 1, 1998 (the "Original Sublease") pursuant to which Tenant leases from Authority approximately 41,900 square feet in "hangar one" (the "Building") of the Tucson Industrial Center located on the Airport, at 850 E. Teton, Tucson, Arizona. The Original Sublease expires December 31, 1999.

C. Tenant desires to continue leasing the premises from Authority under the terms and conditions herein.

                            COVENANTS AND CONDITIONS

                              ARTICLE I - PREMISES

1.1      PREMISES

         Authority does hereby demise and let on to Tenant, for its exclusive use and occupancy, and Tenant does hereby lease from Authority, APPROXIMATELY THIRTY EIGHT THOUSAND FOUR HUNDRED (38,400) SQUARE FEET IN THE NORTH END OF HANGAR ONE, AND APPROXIMATELY TWO THOUSAND (2,000) SQUARE FEET ON THE EAST SIDE OF THE BUILDING, AND THREE THOUSAND FIVE HUNDRED (3,500) SQUARE FEET OF OFFICE SPACE DIRECTLY EAST OF HANGAR ONE as shown on Exhibit A (the "Premises"), subject to the further terms of this Lease Agreement.

1.2      ACCESS

         Tenant shall be granted the right of reasonable or necessary access to the Premises. Authority reserves the right to designate the location of such access and to change its location from time to time as the Authority deems reasonably necessary and appropriate, so long as any such modification does not materially diminish the ability of Tenant to access the Premises as needed and as is available to Tenant at the time of commencement of the Lease.

1.3      SECURITY

         Tenant is responsible for securing Tenant's Premises, and neither the Authority nor its agents or employees will be responsible for any loss of or damage to Tenant's possessions while stored on the Premises.

1.4      PARKING

         Tenant shall be entitled to utilize the parking areas associated with the Building in common with other tenants of the Building. The Authority reserves the right, but shall not be obligated, to assign specific parking spaces to tenants.


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1.5      ENTRY UPON PREMISES

         Authority may enter upon the Premises subleased exclusively to Tenant hereunder at any reasonable time in an emergency or upon 24 hours written notice, for any purpose necessary, incidental to or connected with the exercise of its governmental functions. Authority shall, in addition, have the right to enter upon the Premises and perform any actions necessary or appropriate in connection with any environmental investigation or remediation, including but not limited to testing, investigation, and cleanup of waste in drains

                                ARTICLE II - TERM

2.1      INITIAL TERM

         The initial term of the Sublease shall be for a period of five (5) years beginning on the Effective Date hereof (the "Initial Term").

2.2      EXTENSIONS

         The term hereof shall be deemed to be automatically extended on each of the first five anniversaries of the Effective Date hereof, for an additional one-year period, unless the Authority, at least ninety (90) days prior to such date, notifies Tenant that the Authority does not elect to so extend the term. The intent of this provision is to automatically extend the term of this Sublease each year (unless otherwise elected by Authority) so that a remaining term of approximately 5 years is maintained, for a possible maximum total term of (10) years.

                         ARTICLE III - RENT AND DEPOSITS


3.1      BASE RENT

         Tenant covenants and agrees to pay Authority rent from the Effective Date of this Sublease in an amount equal to NINE THOUSAND ONE HUNDRED FOURTEEN DOLLARS AND NO CENTS ($9,114.00) per month with four percent increases annually beginning with the start of year three as set forth on the rent schedule attached as Exhibit B. Monthly rent is due and payable to Authority in advance. Rent payments shall be delivered to Authority's Property Manager who is currently Tucson Industrial Centers, Inc., located at 850 E. Teton, Suite 1, Tucson, AZ 85706, or such other person as directed by Authority in writing.

3.2      COMMENCEMENT OF RENTAL OBLIGATION

         The first monthly payment, prorated to reflect the partial month for which it is paid, shall be due on the Effective Date hereof and subsequent installments shall be due on the first day of each succeeding calendar month thereafter during the term of this Sublease.



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3.3      LATE FEES

         If any rent or any other sum due from the Tenant shall not be received within SEVEN (7) DAYS after such amount shall be due, Tenant shall pay a late fee equal to FIVE PERCENT (5%) of such overdue amount. Acceptance of such late fees shall in no event constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Authority from exercising any of the other right and remedies granted hereunder.

3.4      SECURITY DEPOSIT

         Simultaneously with the entry into this Sublease by the parties hereto, the Tenant shall deposit with Authority, $5,000 which shall be retained by Authority as security for the Tenant's payment of the Rent and performance of all of its other obligations under the provisions of this Lease, and shall not be deemed to represent payment of any rent. On the occurrence of an Event of Default (as defined in Section 11.1 hereinbelow), Authority shall be entitled, at its sole discretion, (a) to apply any or all of such sum in payment of (i) any Rent due and unpaid, (ii) any expense incurred by Authority in curing any such default, and/or (iii) any damages incurred by Authority by reason of such default (including, by way of example rather than by limitation, reasonable attorney's fees), in which event the Tenant shall, immediately on its receipt of a written demand there for from Authority, pay to Authority a sum equaling the amount so applied, so as to restore the security deposit to its original amount; and /or (b) at Authority's election, to retain any or all of such sum not otherwise applied pursuant to the provisions of clause (a) of this sentence in liquidation of any or all damages suffered by Authority by reason of such default. On the termination of this Sublease, any of such sum which is not so applied or retained shall be returned to Tenant. Such sum shall not bear interest while being held by Authority.

                          ARTICLE IV - USE OF PREMISES

4.1      PURPOSES

         The Premises shall not, without prior written consent of Authority, be used for any purpose other than or in addition to storage and repair of Airplane parts and Interior components. The prior written consent of the Authority shall not be unreasonably withheld should the Tenant propose a change in use of the Premises consistent with the zoning and any other applicable restrictions pertaining to the subject Premises.



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4.2      INDEMNITY

         Tenant agrees to fully indemnify and save and hold harmless Authority and the City of Tucson from and against all claims, fines, damages, penalties, actions and all expenses, including reasonable attorneys' fees incidental to the investigation and defense thereof, related to or arising out of the fault or negligence of or violation of law by Tenant, its agents, employees or subtenants in the use, occupancy, or maintenance of the Premises by any of them.

4.3      DANGEROUS CONDITIONS

         Tenant agrees to exercise reasonable care when using the Premises and all improvements thereon to discover and promptly remedy any conditions that may pose an unreasonable risk of harm to members of the general public or that may constitute a violation of law. If an unsafe, defective or dangerous condition, or violation of the law is discovered, Tenant warrants that no one other than Tenant and Authority employees, agents and representatives will be admitted to the Premises and no property belonging to any party other than Tenant and Authority will be transported to, collected at or stored upon the Premises until the unsafe, defective or dangerous condition, or violation of law is corrected.

4.4      ALTERATIONS

         Tenant shall not construct or substantially alter or modify any buildings, structures, or other improvements on the Premises without the Authority's prior written approval of its plans and specifications, which approval may not be unreasonably withheld.

         In the event that Tenant makes any improvements or modifications to the Premises, Tenant shall promptly pay all suppliers and contractors and will not cause or permit any lien to be filed against either the Premises or the Tenant's interest in the Premises or this Lease. In the event that any such lien is filed, Tenant will promptly cause such lien to be removed.

4.5      UTILITIES

         A.       TENANT'S RESPONSIBILITIES:

                  Tenant shall pay for all utility services supplied to it or its subtenants on the Airport.

         B.       AUTHORITY'S RIGHTS AND RESPONSIBILITIES:

                  Notwithstanding the execution of this Sublease, Authority retains the right to the continued use of such utility lines and services as are presently on the Premises and the right to repair the same when necessary. Authority shall conduct such repairs in such manner and at such times as to not unreasonably interfere with Tenant's operations.



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4.6      MAINTENANCE AND REPAIR

         A.       TENANT:

                  (1) Tenant shall, at no expense to Authority, maintain the Premises in a neat, clean, safe condition and in a manner that is compatible with the rest of the Building and in compliance with all applicable laws, rules, regulations and orders. Tenant shall be responsible for all minor repairs and maintenance.

                  (2) General combustible storage shall not exceed 12 feet in height.

                  (3) Aisle separation shall be between 4 feet to 8 feet wide. (Width to be determined by Fire Department and classification of commodities being stored).

                  (4)      Must have stable storage piles (No leaning stacks).

         B.       AUTHORITY:

                  Subject to Section 5.9 the Authority shall be responsible for all structural repairs in the Premises and the Building, unless necessitated by any negligence or willful misconduct of Tenant or Tenant's subtenants, employees, agents, invitees or guests. Notwithstanding the above, the Authority shall not be required to replace major building systems (such as HVAC). In the event that failure of any major building system renders the Premises unsuitable for Tenant's operation, and the Authority elects not to replace the system, and the Authority determines that the system cannot be repaired economically, Tenant may elect to repair or replace the system at its expense, or may elect to terminate this Lease.

                       ARTICLE V - INSURANCE AND CASUALTY

5.1      INSURANCE REQUIRED

         Tenant shall obtain and maintain in full force, with a company or companies authorized to transact the business of insurance in the State of Arizona and of sound and adequate financial responsibility, selected by Tenant and acceptable to Authority, comprehensive insurance policy (either as part of any other policy or policies carried by Tenant, or separately) providing for the protection of the Authority and the City of Tucson and officers, directors, agents and employees of either of them, against:

                  (1) general liability, including all direct or contingent loss or liability for damages for bodily injury, personal injury, death or damage to property, including loss of use thereof, occurring on or in any way related to the Premises or occasioned by reason of occupancy by and the operations of



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                           Tenant upon, in and around the Premises, with limits
                           of $1,000,000 per occurrence for personal injury or death or damage to property, with coverage at least as broad as that provided by INSURANCE SERVICES OFFICE COMMERCIAL GENERAL LIABILITY COVERAGE form CG0001 (Occurrence Form), and such policy or policies shall cover all of Tenant's operations on the entire Premises, including but not limited to any elevators and escalators therein and any sidewalks, streets or other public ways adjoining the Premises; and

                  (2) automobile liability covering owned, non-owned, leased and hired vehicles with combined single limits of no less than $250,000 per occurrence.

5.2      DEDUCTIBLE

         The deductible for any policy required hereunder shall not exceed
         $5,000.

5.3      MODIFICATION OF REQUIREMENTS

         Authority may adjust or increase liability insurance amounts and requirements as Authority deems reasonably necessary, or as may be required because of changes in the insurance requirements imposed by Authority's insurer or by applicable law. Tenant shall comply with such adjustments or increases within such reasonable time period as is requested by Authority.

5.4      CERTIFICATES

         Upon or prior to the commencement of the term of this Sublease and at least annually thereafter Tenant shall furnish to Authority certificates of insurance showing the amount and type of the insurance then in effect that is required to be procured and maintained by it hereunder and stating the date and term of the policies evidencing such insurance. Tenant shall, upon request, supply Authority with certified copies of all applicable insurance policies, riders, endorsements and declaration pages. Certificates evidencing any renewal, replacement or extension of any or all of the insurance required hereunder, or of renewals, replacements or extensions of such renewals, replacements or extensions, shall be delivered by Tenant to Authority not less than thirty (30) days prior to the expiration of any policy of insurance renewed, replaced or extended by the insurance represented by any such certificate. Each policy of insurance required hereunder shall provide for not less than thirty (30) days notice to Authority and Tenant before such policy may be canceled.



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5.5      ADDITIONAL INSURANCE

         The provisions of this Sublease as to insurance required to be procured and maintained shall not limit or prohibit, or be construed as limiting or prohibiting, Authority or Tenant from obtaining any other or greater insurance with respect to the Premises or improvements thereon or the use and occupancy thereof that either or both of them may wish to carry, but in the event Authority or Tenant, as the case may be, shall procure or maintain any such insurance not required by this Sublease, the cost thereof shall be at the expense of the party procuring or maintaining the same.

5.6      ADDITIONAL INSUREDS

         All insurance required by this Article shall be procured and maintained in the name of Tenant and shall add Authority and the City of Tucson as additional insureds as their interests appear.

5.7      WAIVER OF SUBROGATION

         Each party hereto waives all claims for recovery from the other party for any loss or damage to any of its property on the Premises insured under valid and collectible insurance policies to the extent of any recovery collected from such policies. The parties agree that all material insurance policies shall be endorsed with a clause which waives subrogation against the other party.

5.8      INSURANCE BY AUTHORITY

         Authority may, upon written notice to Tenant, in the event that Tenant fails to timely provide proof of insurance as required by Section 5.4 above, procure and maintain any or all of the insurance required of Tenant under this Article. In such event, all costs of such insurance procured and maintained by Authority on behalf of Tenant shall be the responsibility of Tenant and shall be fully reimbursed to Authority within ten (10) business days after Authority advises Tenant of the cost thereof.

5.9      CASUALTY TO PREMISES

         Authority may, but shall not be required to, maintain insurance against loss or damage to the Premises or the Building, but shall have no obligation to repair the Premises or the Building in the event of casualty or damage thereto. In the event that any such casualty renders the Premises unsafe or untenantable, this Sublease shall terminate unless Authority notifies Tenant, within 45 days of the date of the casualty, that Authority intends to repair the Premises, in which event this Sublease shall remain in full force and effect, although rent shall abate while the Premises are unusable.

                               ARTICLE VI - TAXES

6.1      TENANT'S RESPONSIBILITY

         Tenant shall pay before delinquency any and all taxes levied or assessed against the Premises, any levied or assessed against or by reason of personal property located in, on or about the Premises, any levied or assessed because of Tenant's right to possession of the Premises and improvements thereon, all applicable taxes levied or assessed by any government body as the result of Tenant's operations and all taxes which may be levied or assessed as the result of rentals payable under this Sublease. All such taxes and assessments for partial years shall be apportioned and adjusted on a time basis. Authority



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         shall, within five (5) days of receipt, forward to Tenant any notices received from the collecting agency regarding the collection or amount of such taxes.

6.2      PROTEST

         Tenant shall have the right at its own cost and expense to contest the amount or validity of any such tax or assessment and to bring or defend any actions involving the amount or validity of any such tax or assessment in its own name or in the name of Authority; provided that, if unsuccessful, Tenant shall pay and discharge any such tax or assessment so contested, together with any penalties, fines, interest, costs and expenses, including reasonable attorneys' fees, that may result from any such action by Tenant.

                    ARTICLE VII - RULES, REGULATIONS AND LAWS

7.1      COMPLIANCE WITH ALL APPLICABLE LAWS

         Tenant and all persons operating under the rights granted hereby shall observe and obey all reasonable and lawful rules and regulations with respect to the use of the Airport which have been or may in the future be adopted by Authority and shall further abide by all applicable laws, statutes, ordinances, rules, orders, and regulations of all governing bodies which are now in effect or which may hereafter be put into effect.

7.2      NON-DISCRIMINATION

         A.       NON-DISCRIMINATION COVENANTS

                  (1) The Tenant for himself, his heirs, personal representatives, subtenants, successors in interest, and assigns, as a part of the consideration hereof, does hereby covenant and agree, as a covenant running with the land, that in the event improvements are constructed, maintained, or otherwise operated on the Premises for a purpose for which a Department of Transportation ("DOT") program or activity is extended or for another purpose involving the provision of similar services or benefits, Tenant shall maintain and operate such improvements and services in compliance with all other requirements imposed pursuant to Title 49, Code of Federal Regulations, DOT, Subtitle A, Office of the Secretary, Part 21, Nondiscrimination in Federally-Assisted Programs of the Department of Transportation-Effectuation of Title VI of the Civil Rights Act of 1964, and as said Regulations may be amended.

                  (2) The Tenant for himself, his personal representatives, successors in interest, and assigns, as a part of the consideration hereof, does hereby covenant and agree, as a covenant running with the land that: (1) no person on the grounds of race, color, or national origin shall be excluded from participation in, denied the benefits of, or be otherwise subjected to



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                           discrimination in the use of said improvements, (2)
                           that in the construction of any improvements on, over, or under such land and the furnishing of services thereon, no person on the grounds of race, color, or national origin shall be excluded from participation in, denied the benefits of, or otherwise be subject to discrimination, (3) that Tenant shall use the Premises in compliance with all other requirements imposed by or pursuant to Title 49, Code of Federal Regulations, Department of Transportation, Subtitle A, Office of the Secretary,
                           Part 21, Non-discrimination in Federally-Assisted Programs of the Department of
                           Transportation-Effectuation of Title VI of the Civil Rights Act of 1964, and as said Regulations may be amended.

                  (3) Tenant shall furnish its accommodations and/or services on a fair, equal and not unjustly discriminatory basis to all users thereof and it shall charge fair, reasonable and not unjustly discriminatory prices for each unit or service, PROVIDED THAT Tenant may be allowed to make reasonable and nondiscriminatory discounts, rebates or other similar type of price reductions to volume purchasers.

                  (4) Tenant assures that it will undertake an affirmative action program as required by 14 CFR Part 152, Subpart E, to insure that no person shall on the grounds of race, creed, color, national origin, or sex be excluded from participating in any employment activities covered in 14 CFR Part 152, Subpart E. Tenant assures that it will require that its covered sub organizations provide assurances from their sub organizations, as required by 14 CFR Part 152, Subpart E, to the same effort.

         B.       NON-COMPLIANCE

                  Non-compliance with an provision of this Section shall constitute a material breach hereof and in the event of such non-compliance Authority shall have the right to terminate this Sublease and the estate hereby created without liability therefore or at the election of Authority or the United States, either or both shall have the right to judicially enforce these provisions.

         C.       SUBLEASES

                  Tenant agrees that it shall insert the provisions of this
                  Section in any sublease by which Authority grants a right or privilege to any person, firm or corporation to render accommodations and/or services to the public on the Premises herein subleased.

7.3      COMPLIANCE WITH FAR PART 77

         Tenant shall comply with the notification and review requirements covered in Part 77 of the Federal Aviation Regulations in connection with any improvements or modification or alteration of improvements on the Premises.



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7.4      FAR PART 107; AIRPORT ACCESS

         Tenant and all persons operating under the rights granted hereunder shall comply with Part 107 of the Federal Aviation Regulations with respect to aircraft operations and airport security at the Airport. Tenant shall at all times take all reasonable steps to control, police and regulate the use of the Premises and of the Airport premises to prevent unauthorized persons and the general public from obtaining access to the Airport. Such steps by Tenant shall include, but not be limited to, steps requested by Authority and those required under Federal Regulations. Tenant must secure the Premises so that there is no inadvertent or purposeful unauthorized entry in or upon the Airport by people, vehicles, or animals.

7.5      STATE AND FEDERAL AVIATION REGULATIONS

         Tenant will conduct its operations and activities on the Airport so as to conform to all applicable regulations of the Federal Aviation Administration and the Aeronautics Division of the Arizona Department of Transportation.

7.6      EXCLUSIVE RIGHTS PROHIBITED

         It is understood and agreed that nothing herein contained shall be construed to grant or authorize the granting of an exclusive right within the meaning of Section 49 U.S.C. 40103(e).

7.7      ENVIRONMENTAL LAWS

         Tenant, at its own expense, shall ensure that Tenant and Tenant's agents, employees, invitees, and sublessee comply with all present and hereafter enacted Environmental Laws, and any amendments thereto, affecting Tenant's operation on the Premises.

         A.       DEFINITIONS

                  (1) "Environmental Laws" means any laws, regulations and ordinances (whether enacted by the local, state, federal government, or by the Authority) now in effect or hereafter enacted that deal with the regulation or protection of the environment (including the ambient air, ground water, surface water, and land use, including sub-strata land), or with the generation, storage, disposal or use of chemicals or substances that could be detrimental to human health or the environment.

                  (2) "Extremely Hazardous Substances" means any substance or material designated by the United States Environmental Protection Agency as an "extremely hazardous substance" under Section 302(a)(2) of the Superfund Amendment and Reauthorization Act ("SARA") (42 U.S.C. ss. 11002(a)(2)).

                  (3) "Hazardous Material" means all substances, materials and wastes that are, or that become, regulated under, or that are classified as hazardous or toxic under any environmental law (including, but not limited to, Extremely Hazardous Substances and Toxic Chemicals).

                  (4) "Release" means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping.

         B.       SUPERFUND

                  The parties acknowledge that the subject Premises is located within a Superfund designated site. The Landlord shall not hold the Tenant liable hereunder for any responsibility arising out of any environmental issues and/or liability issues existing prior to the date of the commencement of the Original Lease. Tenant shall not be liable or responsible hereunder for any prior or existing conditions relating to environmental issues regarding the Premises. Any liability and/or responsibility of the Tenant hereunder pertaining to the Premises shall be limited to any actions or events in violation of the provisions of this section arising subsequent to the date of Tenant's occupancy of the Premises.

         C.       COMPLIANCE

                  (i) Compliance with Environmental Laws Generally. Tenant shall not cause or permit any Hazardous Material to be used, generated, manufactured, produced, stored, brought upon, or released, on, under or about the Premises, or transported to and from the Premises, by Tenant, its agents, employees, contractors, invitees, sublessees or any third party in violation of any Environmental Law, provided that, in no circumstances shall Tenant cause or permit any Extremely Hazardous Substance or Toxic Chemical to be used, generated, manufactured, produced, stored, brought upon, or Released, on, under or about the Premises, or transported to and from the Premises.

                  (ii) Cleanup. Without limiting the foregoing, if the presence of any Hazardous Material on, under or about the Premises caused or permitted by Tenant results in any contamination of the Premises, Tenant shall promptly take all actions at its sole cost and expense as are necessary to return the Premises to the condition existing prior to the introduction of any such Hazardous Material to the Premises; provided that Authority's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse effect on the Premises. In the event Tenant shall fail timely to commence or cause to be commenced or fail diligently to prosecute to completion such actions as are necessary to return the Premises to the conditions existing prior to the introduction of any Hazardous Material to the Premises, Authority may, but shall not be obligated to, cause such action to be performed, and all costs and expenses (including, without limitation, attorneys' fees) thereof or incurred by Authority in connection therewith shall be paid by Tenant.

                  (iii) Governmental Submittals. Tenant shall, at Tenant's own cost and expense, make all submissions to, provide all information to, and comply with all requirements of any governmental authority having jurisdiction (the "Government") under the Environmental Laws. Should the Government determine that a site characterization, site assessment and/or a cleanup plan be prepared or that a cleanup should be undertaken because of any release of hazardous materials at the Premises which occur during the term of this Sublease, then Tenant shall, at Tenant's own cost and expense, prepare and submit the required plans and financial assurances, and carry out the approved plans in accordance with all requirements of the Government.

                  (iv) Information Sharing. Tenant shall provide to Tucson
                      Airport Authority a copy of any and all information, reports, and applications submitted to the Government as described in Paragraph X.6B.(4), whether such submittal is routine or in response to a release or threatened release of any Hazardous Material, and whether the impetus for such submittal is generated by Tenant, or by an inquiry or action by the Government or another third party. At no cost or expense to Authority, Tenant shall promptly provide all information requested by Authority to determine the applicability of the Environmental Laws to the Premises, or to respond to any governmental investigation or to respond to any claim of liability by third parties which is related to environmental contamination. Tenant shall immediately notify Authority of any correspondence or communication from any governmental entity regarding the application of Environmental Laws to the Premises or Tenant's operation of the Premises.

                  (v) Change in Use of Premises. Tenant shall immediately notify
                      Authority of any changes in Tenant's operation on the Premises that will change or has the potential to change Tenant's or Authority's obligations or liabilities under the Environmental Laws.

         D.       INDEMNITY

                  Tenant shall indemnity, defend and hold harmless Authority, its successors and assigns, its employees, agents and attorneys from and against any and all liability, loss, damage, expense, penalties and costs (including legal and investigation fees or costs) arising from or related to any claim or action for injury, liability, breach or warranty or representation, or damage to persons or property and any and all claims or actions brought by any party or governmental body, alleging or arising in connection with (i) contamination of, or adverse effects on, the environment

                  (whether known, alleged, potential, or threatened), or (ii) alleged or potential violation of any Environmental Law or other statute, ordinance, rule, regulation, judgment or order of any government or judicial entity which are brought as a result (whether in part or in whole) of any activity or operation on or Release from the Premises (caused by any person or entity other than Authority) during the term of this Sublease or any previous sublease of the Premises by Tenant or its owners or related entities. This obligation includes but is not limited to all costs and expenses related to investigation and/or cleaning up the Premises and all land, soil, and underground or surface water as required under the law. Tenant's obligations and liabilities under this paragraph shall continue so long as Authority bears any liability or responsibility under the Environmental Laws for any action that occurred on the Premises during the term of the Sublease. This indemnification of Authority by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material located on the Premises or present in the soil or ground water on, under or about the Premises. The parties agree that Authority's right to enforce Tenant's Promise to indemnify is not an adequate remedy at law for Tenant's violation of any provision of this paragraph; Authority shall have all the rights and remedies set forth in this Sublease as well as all other rights and remedies provided by law.

         E.       SUBTENANTS

                  Tenant shall insert the provisions of this section in any lease agreement or contract by which it grants a right or privilege to any person, firm or corporation under this Sublease.

                         ARTICLE VIII - SUPERIOR RIGHTS

8.1      AGREEMENTS WITH UNITED STATES

         This Sublease shall be subordinate to the provisions and requirements of any existing or future agreement between Authority and the United States, relative to the development, operation or maintenance of the Airport. In the event that the Authority, after the date of this Sublease, enters into an agreement with the United States that materially limits Tenant's rights to use and occupy the Premises hereunder, the Authority will give Tenant notice and a copy of the agreement.

8.2      RIGHTS OF GOVERNMENT DURING WAR OR NATIONAL EMERGENCY

         This Sublease and all the provisions hereof shall be subject to whatever right the United States Government now has or in the future may have or acquire, affecting the control, operation, regulation and taking over of the Airport or the exclusive or non-exclusive use of the Airport by the United States during the time of war or national emergency.

         Tenant and Authority recognize that during the time of war or national emergency the City of Tucson, owner of the Airport, has the right to enter into agreements with the United States government for military or naval use of part or all of the Airport. If any such agreement is executed by the City of Tucson, the provisions of this Sublease, insofar as they are inconsistent with the provisions of any agreement so made by the City of Tucson with the United States government, shall be subject to the terms of such agreement and Tenant shall have no claim against Authority or the City of Tucson for any loss or damage sustained by Tenant because of the making of such agreement by the City of Tucson. In such event, however, the amounts, if any, payable from the City of Tucson or the United States for improvements placed on the Premises by Tenant shall be paid to Tenant if this Sublease is in effect at the time of such taking.

8.3      RIGHTS OF AUTHORITY

         Authority reserves the right to further develop or improve the landing area of the Airport as it sees fit, regardless of the desires or view of Tenant and without interference or hindrance.

         Authority reserves the right, but shall not be obligated to Tenant, to maintain and keep in repair the landing area of the Airport and all publicly-owned facilities of the Airport, together with the right to direct and control all activities of Tenant in this regard.

8.4      AGREEMENTS WITH CITY OF TUCSON

         This Sublease is subject to the existing lease between Authority and the City of Tucson and to the provisions of any existing or future agreement between the City of Tucson and Authority.

8.5      SUPERFUND CONSENT DECREE

         The Premises are part of a site, as more particularly defined in the below-described Consent Decree (the "Site"), that is the subject of that certain Civil Action No. 99--313 TUC WDB, United States of America
         v. Tucson Airport Authority, City of Tucson, United States Air Force, General Dynamics Corp., McDonnell Douglas Corporation, in the United States District Court for the District of Arizona, brought pursuant to Sections 106 and 107 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss.ss.9606 and 9607. The United States Environmental Protection Agency ("EPA") has selected certain remedial actions to be carried out on the Site (including the Premises) pursuant to that certain "Record of Decision, Tucson International Superfund Site, Tucson, Arizona, Airport Property - Soils and Shallow Groundwater Zone, Burr-Brown Property - Soils, Former West-Capt Property - Soils" signed on September 30, 1997 (the "ROD"). The City, the Authority and certain other parties (collectively, the "Settling Defendants") and EPA have entered into that certain Consent Decree, which was lodged with the United States District Court in the above-described action on June 17, 1999 (the "Consent Decree"), which grants EPA certain access, enforcement, and other rights with respect to the Site, and imposes on Settling Defendants certain obligations regarding implementation of the remedial action selected in the ROD. This Sublease is subject to the Consent Decree and the rights and obligations of the parties thereto, including the obligation of Settling Defendants to undertake the remedial actions described therein with respect to the Site, and the right of the EPA to access the Site to inspect and enforce compliance with the Consent Decree.

8.6      ABATEMENT OF OBLIGATION TO CONSTRUCT OR REBUILD

         Inasmuch as this Sublease contains certain provisions concerning repairs, replacement and rebuilding of damaged or destroyed buildings, construction of buildings, quiet enjoyment and other related causes applicable to the parties to this Sublease, and inasmuch as the Premises constitute a portion of a public Airport, it is agreed that the parties hereto shall not be required to repair, replace, rebuild or construct any building or portion of any building so long as the obligated party is prevented from so doing by action of the United States government or any agency or department thereof.

                 ARTICLE IX - RESERVATION OF AVIGATION EASEMENT

9.1      EASEMENT

         There is hereby reserved to Authority for the use and benefit of aircraft using the Airport a right of flight for the passage of aircraft in the airspace above the uppermost surface of the Premises, together with the right to cause such noise as may be inherent in the operation of any aircraft now known or hereafter used for navigation of or flight in said airspace, or landing at, or taking off from, or operating on the Airport.

9.2      STRUCTURES; ELEVATION LIMIT

         Tenant, by accepting this Sublease, expressly agrees for itself, its successors and assigns that it will not erect nor permit the erection of any structure or object, nor permit the growth of any tree on the Premises above the mean sea level elevation of 2460 feet. In the event the aforesaid covenants are breached, Authority reserves the right to enter upon the Premises and to remove the offending structure or object and cut the offending tree, all of which shall be at the expense of Tenant.

9.3      PURPOSES

         Tenant, by accepting this Sublease agrees for itself, its successors and assigns that it will not make use of the Premises in any manner which might interfere with the landing and taking off of aircraft from the Airport or otherwise constitute a hazard. In the event the aforesaid covenant is breached, Authority reserves the right to enter upon the Premises and cause the abatement of such interference at the expense of Tenant.

                       ARTICLE X - ASSIGNMENT AND SUBLEASE

10.1     CONSENT OF AUTHORITY

         Tenant shall not sublease the Premises or any portion thereof, or assign or sell this Sublease or any interest therein without first obtaining written consent from Authority which consent shall not be unreasonably withheld. For this purpose, any change in ownership or control of Tenant shall be considered an assignment of rights hereunder. Tenant shall furnish the Authority with a copy of any sublease or assignment entered into with respect to this Sublease or the Premises or any portion thereof.

10.2     CONTINUING RESPONSIBILITY OF TENANT

         If it is a complete assignment or sublease of the entire Premises it shall be in writing and provide that the subtenant or assignee assumes and agrees to perform all of the terms, covenants and agreements which Tenant has agreed to perform under this Sublease, and that Tenant's subtenant or assignee shall become jointly and severally liable with Tenant, or any successor in interest of Tenant, for the performance of the terms and covenants of this Sublease. A sublease for less than the entire Premises shall be in writing and shall recite that it is subject and subordinate to all the terms and provisions of this Sublease. Neither the execution of such sublease or assignment, the Authority's consent to the same, nor the acceptance of rent by Authority from Tenant's subtenant or assignee shall release or in any manner affect Tenant's liability to Authority hereunder.

10.3     SUBJECT TO THIS SUBLEASE

         Any sublease between Tenant and a subtenant shall be in writing and shall provide that said sublease is subject to all the provisions of this Sublease.

                       ARTICLE XI - DEFAULTS AND REMEDIES

11.1     DEFAULT BY TENANT

         Tenant shall be in default under this Sublease upon the occurrence of any of the following "Events of Default":

                  A. Tenant shall fail to pay when due any installment of rent payable pursuant to this Sublease and such failure shall continue unremedied for a period of ten
                           (10) days; provided that Tenant shall not be entitled to the benefit of more than one (1) grace period of ten (10) days under this paragraph A(1) within any calendar year.

                  B Tenant or any of Tenant's agents, employees, guests, invitees, or subtenants, shall use Premises for any unlawful or illegal purpose or for any purpose other than those permitted under Section 4.1.

                  C. Tenant shall fail to observe or perform any other covenant, agreement or obligation hereunder and such failure shall not be remedied within thirty (30) days (or such additional time as is reasonably required in the opinion of Authority to correct any such failure, if Tenant has instituted corrective action and is diligently pursuing the same) after Authority shall have given Tenant written notice specifying which covenant, agreement or obligation Tenant has failed to observe or perform; provided that Tenant shall not be entitled to the benefit of more than two (2) grace periods of thirty (30) days (or more if permitted) under this paragraph within any calendar year.

                  D. There is commenced by or against Tenant any case under the Bankruptcy Code (Title 11 of the United States Code) or any other bankruptcy, arrangement, reorganization, receivership, custodianship or similar proceeding under any federal, state or foreign law, and with respect to any such case or proceeding that is involuntary, such case or proceeding is not dismissed with prejudice within sixty (60) days of such filing.

                  E. Tenant makes a general assignment for the benefit of creditors or applies for, consents to, or acquiesces in the appointment of a trustee, receiver, or other custodian for Tenant or the property of Tenant or any part thereof, or in the absence of such application, consent, or acquiescence, a trustee, receiver or other custodian is appointed for Tenant or the property of Tenant or any part thereof, and such appointment is not discharged within sixty (60) days

                  F. Any action is commenced against Tenant to foreclose any lien or mortgage or other rights of Tenant in or to the Premises.

                  Tenant abandons, deserts or vacates the Premises for seven (7) consecutive days or more.

11.2     REMEDIES OF AUTHORITY

         If Tenant shall be in default hereunder as set forth above, the Authority may exercise any of the following remedies.

         A.       TERMINATION

                  Authority may, at its election, give Tenant written notice of its intention to terminate this Sublease on a date which shall not be earlier than ten (10) days after such notice is given. If all defaults have not been cured on or before the date specified in the notice, Tenant's rights to possession of the Premises shall cease, and with or without re-entry by Authority, this Sublease and the term hereof shall terminate, and Authority may then re-enter and take possession of the Premises as provided below with respect to reentry without termination. Any such termination must be express, and neither notice to pay rent or to deliver up possession of the Premises given pursuant to law, nor any proceeding instituted by Authority, nor the failure by Tenant for any period of time to pay any of the rent herein reserved, shall of itself operate to terminate this Sublease.

                  (i) Damages. Notwithstanding the termination of this Sublease or any re-entry by Authority upon such termination, Tenant shall continue to be liable for and Authority shall be entitled to recover as damages:

                           (a) the sum of all rent that is due and owing as of the date of termination and all other sums then owing by Tenant hereunder;

                           (b) all rent that would otherwise continue to accrue during the remaining term hereof or, at the election of Authority, the discounted present value of the sum of all rentals remaining to be paid for the remaining term of this Sublease, calculated by the Authority in its reasonable discretion; and

                           (c) the reasonable costs incurred by Authority in re-letting the Premises and the reasonable costs to Authority necessary to place the Premises in condition for re-letting.

                  (ii) Credit. Any rent, income, receipts, profits or other
                       monies received or derived by Authority from any re-letting or other use of the Premises after the termination of this Sublease shall, so long as Tenant shall continue to be liable for the payment of rent hereunder, be credited against such rent as received and collected.

         B.       REENTRY WITHOUT TERMINATION

                  As an alternative remedy, Authority may, without terminating this Sublease, and after giving Tenant ten (10) days written notice, re-enter the Premises and take possession thereof pursuant to any legal proceedings or notice required by law, in which event Tenant shall remain liable for the payment of all rent and the performance of all conditions contained in this Sublease.

                  (i) Reentry. Upon any such re-entry of the Premises by Authority, Authority may expel Tenant and those claiming through or under Tenant and remove their property and effects (forcibly, if necessary) without being guilty in any manner of trespass and without any liability therefor and without prejudice to any remedies of Authority in the event of default by Tenant, and without liability for any interruption of the conduct of the affairs of Tenant or those claiming through or under Tenant which may result from such entry. Tenant hereby irrevocably appoints Authority as the agent and attorney-in-fact of Tenant to remove all of Tenant's property whatsoever situated upon the

                           Premises and to place such property in storage in any warehouse or other suitable place in Tucson, Arizona, for the account of and at the expense of Tenant and Tenant hereby exempts and agrees to save harmless Authority from any costs, loss or damage whatsoever arising or occasioned by any such removal and storage of such property by Authority or its duly authorized agents in accordance with the provisions herein contained. Nothing in this provision shall restrict the right of the Tenant to utilize any and all personal property as collateral for funding and make such property subject to a Uniform Commercial Code filing. Nothing in this Lease shall be construed to give the Landlord a superior right to that of a lender using such personal property of the Tenant as collateral with rights superior to that of the Landlord.

                  (ii) Reletting. After such re-entry, Authority shall use reasonable diligence to re-let the Premises, or any part or parts thereof, for such period or periods and upon such term or terms and at such reasonable rental or rentals and upon such other conditions as Authority may deem advisable, with the right to make alterations and repairs to the Premises. Tenant hereby irrevocably appoints Authority as the agent and attorney-in-fact of Tenant to enter upon and re-let the Premises and to incur any necessary expenses in doing so, all to be reimbursed by Tenant. Tenant agrees that no acts of Authority in effecting such re-letting shall constitute a termination of this Sublease, irrespective of the period for which such re-letting is made or the terms and conditions of such re-letting or otherwise.

                  (iii) Credit. Tenant shall receive a credit against such rental in the amount of the proceeds, if any, of such re-letting. Tenant's obligations, in addition to rent, for which it shall remain liable include, but shall not be limited to, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, expenses of employees, removal costs, alteration costs and expenses of preparation for re-letting, and any other amounts expended pursuant to action taken under this paragraph.

11.3     REMEDIES CUMULATIVE

         All rights, options and remedies of Authority contained in this Sublease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Authority shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Sublease (including but not limited to any right of "self help" or similar remedy in order to minimize any damages, expenses, penalties and related fees or costs).

11.4     NO WAIVER

         No waiver of any Event of Default of Tenant hereunder shall be implied from any acceptance by Authority of any rent or other payments due hereunder or any omission by Authority to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect an Event of Default in a manner other than as specified in said waiver. The consent or approval by Authority to or of any act by Tenant requiring Authority's consent or approval shall not be deemed to waive or render unnecessary Authority's consent or approval to or of any subsequent similar acts by Tenant.

11.5     NOTICE

         Any default notice tendered to Tenant hereunder shall be deemed to be sufficient if it is sent as provided in Section 14.8 and is reasonably calculated to put Tenant on inquiry as to the nature and extent of such default.

11.6     INTEREST

         All amounts due the Authority hereunder shall accumulate interest at a rate of 12% per annum or the maximum amount allowed by law, whichever is less.

                       ARTICLE XII - TERMINATION BY TENANT

12.1     TERMINATION EVENTS

         Tenant may terminate this Sublease at any time upon thirty (30) days written notice to Authority upon or after the happening or continuation of any of the following events:

                  A. The inability of Tenant to use, for a period of thirty (30) consecutive days, any portion of the rights, licenses, services or privileges of Tenant hereunder because of any law, rule, regulation or other action or failure to act on the part of any United States governmental authority having jurisdiction thereof.

                  B. The default by Authority in the performance of any covenant or agreement herein required to be performed by Authority and the failure of Authority to remedy such default for a period of thirty (30) days after receipt of written request or demand from Tenant to remedy the same.

                  C. The assumption by the United States government or any authorized agency thereof of the operation or control of the Airport or any part thereof, in such manner as to substantially restrict Tenant for a period of at least thirty (30) consecutive days from conducting any of its operation on the Premises.

12.2     CURE

         If any of the foregoing reasons for termination by Tenant cease to exist prior to a termination, then the right to terminate for such reason shall cease.

12.3     NO WAIVER

         No waiver by Tenant of Authority's default of any of its obligations hereunder shall be construed to be or act as a waiver by Tenant of any subsequent default by Authority.

          ARTICLE XIII - SURRENDER OF POSSESSION, CONDITION OF PREMISES

13.1     SURRENDER

         Upon the expiration or earlier termination of this Sublease or any extensions thereof Tenant shall forthwith surrender the Premises to Authority.

13.2     GOOD CONDITION

         The Premises shall be returned to Authority in as good condition as at the time of occupancy by Tenant, except as otherwise provided in this Sublease, ordinary wear and tear excepted.

13.3     REMOVAL OF PROPERTY

         Tenant, and Tenant's subtenants, may remove any and all personal property, including portable buildings, signs, trade fixtures, machinery and equipment from the Premises prior to expiration of this Sublease; provided, however, that Tenant shall repair any damage caused by such removal. Title to any property remaining in the Premises after expiration or termination of this Sublease shall vest in Authority and Authority shall have the right and option to remove the same, restore the Premises and recover from Tenant the costs and expenses of doing so.

                           ARTICLE XIV - MISCELLANEOUS

14.1     NOTIFICATION OF CHANGES

         Tenant shall promptly notify Authority of any change in Tenant's name or address or a change in ownership.

14.2     SUCCESSORS AND ASSIGNS BOUND

         All the terms, covenants and conditions of this Sublease shall extend to and bind the successors and assigns of the respective parties hereto.

14.3     ARTICLE HEADINGS

         The article headings contained herein are for convenience and reference and are not intended to define or limit the scope of any provisions of this Sublease.

14.4     SEVERABILITY

         If any term or condition of this Sublease shall be deemed to be invalid or unenforceable, all other terms and conditions shall remain in full force and effect.

14.5     APPLICABLE LAW

         The terms and conditions of this sublease shall be interpreted in accordance with the laws of the State of Arizona.

14.6     CONSTRUCTION OF SUBLEASE

         Authority and Tenant agree that each party and its counsel have reviewed and revised this Sublease and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Sublease. No remedy or election given by any provisions of this Sublease shall be deemed exclusive unless so indicated, but each shall, whenever possible, be cumulative with all other remedies in law or equity. Each provision hereof shall be deemed both a covenant and a condition and shall run with the land for the duration of the leasehold term or any extensions thereof. Whenever the content of any provision shall require it, the singular number shall be held to include the plural number and vice versa. The form of this Sublease contemplates that Tenant will be an entity and not one or more natural persons. If Tenant is one or more natural persons, then all pronouns referring to Tenant shall be deemed to be appropriately changed to fit those circumstances.

14.7     COSTS AND ATTORNEYS' FEES

         A.       AUTHORITY'S REVIEW

                  Tenant shall pay the expenses (including reasonable attorneys' fees and the fees of other consultants) incurred by Authority in reviewing any of the documents (including subleases, plans and specifications of any improvements to be constructed by Tenant, and documents created pursuant to Section ) for which Authority's approval is required by the terms hereof.

         B.       ENFORCEMENT OF RIGHTS

                  The non-prevailing party shall promptly pay to the prevailing party, upon demand, all costs and other expenses paid or incurred by the prevailing party (including, without limitation, reasonable attorney's fees) in enforcing or exercising its rights or remedies created by, connected with or provided for in this Sublease, whether or not any action or proceeding is brought (including, without limitation, all such costs, expenses and fees incurred in connection with any bankruptcy, receivership, or other court proceedings [whether at the trial or the appellate level]).

14.8     NOTICES

         A.       TO AUTHORITY

                  Notices to Authority in connection with this Sublease shall be sufficiently served if physically delivered or sent by certified mail, postage prepaid, addressed to Authority at the address shown for it on the cover page of this Lease, with a coy to Property Manager.

         B.       TO TENANT

                  Notices to Tenant in connection with this Sublease shall be sufficiently served if physically delivered or sent by regular mail, postage prepaid, addressed to Tenant at the address shown for it above, provided that notice of utility interference shall be sufficiently served if Authority gives said notice to the current supervisor of Tenant's operations on the Premises.

         C.       TIMING

                  Service of any notice or demand by physical delivery shall be deemed complete upon the date of delivery. Service of any notice or demand by certified mail shall be deemed complete at the expiration of three (3) days after the date of the certified mailing if mailed within the continental United States.

         D.       CHANGE IN ADDRESS

                  Each party may change its address to such other addresses as such party may designate to the other in writing from time to time.

14.9     AUTHORITY TO EXECUTE

         Each party represents and warrants to the other that it has the right and authority to enter into this Sublease.

         IN WITNESS WHEREOF the parties have executed this Sublease as of the day and year first above written.

                                        TUCSON AIRPORT AUTHORITY, INC.,
                                             an Arizona nonprofit corporation


                                   By:
                                        -------------------------------------
                                   Its:
                                        -------------------------------------
                                        "AUTHORITY"



                                        AAS-COMPLETE CONTROLS, INC.
                                             an Arizona Corporation

                                   By:
                                        -------------------------------------
                                        Micah Chapman
                                        President
                                        "TENANT"

                                    EXHIBIT A

                              [DIAGRAM OF PREMISES]

                                    EXHIBIT B


USE OF PREMISES




TENANT:             AMERICAN AIR CARRIERS SUPPORT - COMPLETE CONTROLS, INC.



USE OF PREMISES:    MAINTENANCE, REPAIR AND OVERHAUL FACILITY
                    SPECIALIZING IN FLIGHT CONTROL SURFACES -STORAGE OF
                    AIRPLANE PARTS

                                    EXHIBIT C

                                  RENT SCHEDULE

                        YEAR             MONTHLY RENT

                        2000             $9,114.00
                        2001             $9,114.00
                        2002             $9,478.56
                        2003             $9,857.01
                        2004             $10,252.02
                        2005             $10,662.10
                        2006             $11,088.50
                        2007             $11,532.14
                        2008             $11,993.43
                        2009             $12,473.17